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Exhibit 10.18

PROMISSORY NOTE

Amount $50,000.00	August 22, 2001

    For value received, the undersigned, GeoPetro Resources Company ("Payor"), hereby promises to pay on demand to Stuart J. Doshi ("Holder") the principal sum of Fifty Thousand Dollars ($50,000.00) with interest from August 22, 2001 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by: GeoPetro Resources Company
J. Chris Steinhauser Chief Financial Officer

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  Exhibit 10.18
PROMISSORY NOTE